UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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CODORUS VALLEY BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER JOHN E. KIERNAN A. DWIGHT UTZ
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

DATED MARCH 21, 2022

DRIVER MANAGEMENT COMPANY LLC

•, 2022

PLEASE VOTE THE ENCLOSED WHITE PROXY CARD TODAY—BY PHONE,

BY INTERNET OR BY SIGNING, DATING AND RETURNING IT IN THE

POSTAGE-PAID ENVELOPE PROVIDED

To Our Fellow Shareholders:

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 640,880 shares of common stock, par value $0.01 per share (the “Common Stock”), (representing 6.8% of the outstanding shares of Common Stock), of Codorus Valley Bancorp, Inc, a Pennsylvania corporation (“CVLY” or the “Company”).

As you may be aware, in 2020, the Company was forced to charge of almost all of an approximately $8 million loan after discovering that the only collateral for the loan was not a Ferrari worth $45-50 million (as had been represented by the borrowers) but a replica that was sold at auction for gross proceeds of approximately $209,000. We believe that this loss could have been easily avoided if the Company had followed customary underwriting practices, such as getting its own appraisal of the car. More fundamentally however, we believe this incident is representative of serious failures of risk management and oversight by the Company’s board of directors (the “Board”).

We believe that the current Board is committed to a policy of preserving a status quo that has benefited management at the expense of shareholders and continues to prioritize management’s interest over those of shareholders. We believe that this is a culture that pervades the Board, which affects every current director regardless of the length of tenure, and that meaningful changes to the composition of the Board are necessary to protect and increase shareholder value. We are seeking your support for the election of our two (2) nominees at the Company’s 2022 annual meeting of shareholders scheduled to be held on •, at • [am/pm] Eastern time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”). We believe that our nominees, if elected, will provide the Board with a much needed new perspective—that the interests of shareholders must come before those of management.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of two (2) Class B directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) nominees in opposition to the two (2) of the Company’s director nominees for the class with terms ending in 2025. Your vote to elect our nominees will have the legal effect of replacing two (2) incumbent directors with our nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement any actions that they may believe are necessary to preserve and enhance shareholder value.

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We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed WHITE proxy card today. The attached proxy statement and the enclosed WHITE proxy card are first being mailed to stockholders on or about •, 2022.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated WHITE proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, who is assisting us, at its address and toll-free numbers listed below.

Based on information in the Company’s proxy statement, the Annual Meeting will be held in a virtual only format. We believe that the “public health concerns” citied by the Company for holding the Annual Meeting in virtual only format are a lame excuse to avoid facing shareholders demanding accountability in person.

The Annual Meeting will be held in a virtual-only format at www.cesonlineservices.com/cvly22_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/cvly22_vm by [●] [a.m./p.m.] Eastern Time, on [●], 2022.

Thank you for your support,

/s/ J. Abbott R. Cooper J. Abbott R. Cooper Driver Management Company LLC

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 If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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 PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

DATED MARCH 21, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

CODORUS VALLEY BANCORP, INC.

_________________________

PROXY STATEMENT

OF

DRIVER MANAGEMENT COMPANY LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Driver Management Company LLC and the other participants in this solicitation (collectively, “Driver”, “we” or “our”) are the beneficial owners of an aggregate of 640,880 shares of common stock, par value $2.50 per share (the “Common Stock”), (representing 6.8% of the outstanding shares of Common Stock) of Codorus Valley Bancorp, Inc, a Pennsylvania corporation (“CVLY” or the “Company”). During the first quarter of 2020, the Company charged off approximately $7.5 million (representing approximately 4% of shareholders equity as of December 31, 2019) of an approximately $8 million loan because the only collateral for the loan turned out to be a fake Ferrari worth 2.6% of the original loan amount. We believe this incident is representative of the fundamental failure by the Company’s board of directors (the “Board”) to adequately oversee management and hold them accountable for actions that injure shareholders. We believe that unless there is meaningful change in the composition of the Board, shareholders (and shareholder value) will continue to suffer. We have nominated two (2) highly-qualified director candidates who are committed to protecting and enhancing shareholder value. We are seeking your support at the Company’s 2022 annual meeting of shareholders scheduled to be held on •, 2022 at • •.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.

To elect Driver’s two (2) director nominees, John E. Kiernan and A. Dwight Utz (each a “Nominee” and, collectively, the “Nominees”), to the Board as Class B directors to serve until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”);

2.	To approve an advisory, non-binding resolution on regarding say on pay (“Proposal 2”);

3.	To approve amendments to the Company’s 2007 Employee Stock Purchase Plan (“Proposal 3”)

4.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 4”); and

5.	To transact such other business as may properly come before the Annual Meeting.

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This Proxy Statement and the enclosed WHITE proxy card are first being mailed to stockholders on or about •, 2022.

Driver Management, Driver Opportunity Partners I LP, a Delaware limited partnership (“Partners”), J. Abbott R. Cooper, John E. Kiernan and A. Dwight Utz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of •, 2022, the participants in this solicitation collectively own 640,880 shares of Common Stock (the “Driver Group Shares”), representing 6.8% of the outstanding shares of Common Stock. We intend to vote such shares FOR the election of the Nominees, AGAINST Proposal 2 and to ABSTAIN from voting on Proposal 3 and Proposal 4.

The Company has set the close of business on •, 2022 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 105 Leader Heights Road, York, Pennsylvania 17403. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company’s Proxy Statement, as of the Record Date, there were • shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY DRIVER AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH DRIVER IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

DRIVER URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at

 •

______________________________

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Driver’s recommendations on the other proposals on the agenda for the Annual Meeting.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at www.cesvote.com at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card; or

•	By telephone, by calling 1 (888) 693-8683 at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three (3) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

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If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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REASONS FOR THE SOLICITATION

Long Term Underperformance

The following table shows total shareholder return (“TSR”) for the Common Stock and the Dow Jones U.S. Micro Cap Banks Index (the “Micro Cap Banks Index”) for the 1, 3 and 5 years ended December 31, 2021:

	Total Shareholder Return[1]
	CVLY	Micro Cap Banks Index	Difference[2]
One year	31.69%	47.88%	-1,619bps
Three years	11.14%	44.94%	-3,380bps
Five years	-0.68%	46.77%	-4,745bps

Source: S&P Capital IQ

Driver believes that CVLY’s TSR (particularly relative to the Micro Cap Banks Index) for the 1, 3 and 5 year periods ended December 31, 2021 represents a track record of long term underperformance. In addition, despite the claims of Craig Kauffman, the Company’s CEO, the Company does not appear to have any definitive plan (beyond vague, aspirational statements) to increase shareholder value. Based on the 0.46% return on average assets recorded by the Company for the fourth quarter of 2022, Mr. Kauffman’s first quarter as CEO of the Company, the only plan that Mr. Kauffman has, in Driver’s opinion, is to establish a low bar for improvement.

Compensation Arrangements That Benefit Management At Shareholders’ Expense.

Beginning with compensation for the year 2019—coincidentally the year the Company made an approximately $8 million loan where the only collateral was a fake Ferrari worth approximately $200,000—40% of the Company’s named executive officers’ (“NEOs”) incentive compensation has been based on pre-tax, pre-provision income. Since “the provision for loan losses is an expense charged to earnings to cover estimated losses attributable to uncollectable loans,” pre-provision income is income before the cost of bad loans.3

Simply put, Driver believes that compensating NEOs based on pre-provision income creates an incentive for NEOs to make loans without concern as to whether they will be paid back. In other words, Driver believes that compensating NEOs based on pre-provision income creates an incentive to inappropriate risk taking (like making a loan secured by a car before obtaining an appraisal of that car). This creates a direct conflict of interests between NEOs, who have an interest in increasing pre-provision income regardless of risk, and shareholders, whose interest is preserving and growing capital and book value.

____________________________

1 Source:  S&P Capital IQ.

2 Measured in basis points (“bps”)

3 See the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, p. 31.

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CVLY’s credit metrics have been substantially worse than peers during the period in which NEOs’ incentive compensation has been based on pre-provision income as illustrated by the below two charts comparing non-performing assets (“NPAs”) to assets and net charge offs (NCOs) to average loans for the periods specified to the Dow Jones U.S. MicroCap Banks Index (the “Dow Jones MicroCap Bank Index”)

  Source: S&P Capital IQ

  Source: S&P Capital IQ

Given that the Company’s credit metrics are already worse than peers, Driver believes that it is irresponsible for the Board to continue to pay NEO’s based on pre-provision income and believes that the decision to do so was taken without the appropriate due care and entirely at the behest of management.

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For 2018, 50% of NEOs’ incentive compensation was based on net income. Net income was replaced with pre-provision, pre-tax income for 2019. The fundamental issue with basing NEOs executive compensation on pre-provision income can be seen by reviewing the impact of the loss associated with the Fake Ferrari Loan on NEO incentive compensation for the year 2020. From the Company’s Annual Report on Form 10-K for the year ended December 31, 2020:

The full year 2020 net income available to shareholders of $8,442,000 represents a decrease of $10,205,000 compared to the full year 2019 earnings of $18,647,000. Earnings per share were $0.86 basic and diluted for 2020 compared to $1.89 basic and $1.88 diluted for 2019. The lower net income was primarily the result of higher provision for loan loss in 2020 compared to 2019. Lower interest income was partially offset by a decrease in interest expense.

The loan loss provision for 2020 was $14,675,000, an increase of $12,225,000 compared to a provision of $2,450,000 for 2019. The increased provision expense in 2020 was primarily due to partial charge offs on commercial lending relationships. Although some of the lending relationships did have specific reserve allocations to adequately cover the partial charge off, historical loss factors were negatively impacted which increased the provision expense. One partial charge off in the first quarter 2020 did not have a specific reserve allocation, which also increased provision expense.

In 2020, net income decreased by more than 54%—a decrease that was primarily the result of an increase in loan loss provision of almost 500%. Because the more than 50% decrease in net income was primarily the result of an almost 500% increase in loan loss provision, 40% of NEOs’ incentive compensation potential was spared the impact of provision expense that was five times higher than the year before.

Particularly galling, however, is that the $7.5 million loss associated with the Fake Ferrari loan caused a material increase in loan loss provision during 2020—an increase that would likely have been prevented if the Company’s management had only insisted on obtaining an appraisal on the alleged Ferrari before making the loan, which would have substantially increased the chances of discovering that the Ferrari was a fake before putting shareholder’s capital at risk.

Pursuant to Pennsylvania law, Driver, as a shareholder of the Company, has the right to demand to inspect the Company’s books and records in order to make its own determination as to whether the Company is being properly managed. Driver has made a demand to inspect certain of the Company’s books and records in order to understand why the Board determined to replace net income with pre-provision income for determining NEO’s executive compensation, including the records of any deliberation on the matter and any reports by experts that the Board relied on in making that determination. After the Company refused to permit Driver to inspect the demanded books and records, Driver initiated litigation (in a case captioned Driver Opportunity Partners I LP v. Codorus Valley Bancorp, Inc., Civil Action No. 2021-SU-002359) in the Court of Common Pleas of York County, Pennsylvania, Civil Division-Law in order to enforce its rights to inspect the Company’s books and records.

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Fake Ferrari Loan

In September 2019, the Company made a $8,040,000 loan (sometimes referred to as the “Fake Ferrari Loan”) to Richard Welkowitz and another borrower where the only collateral was an alleged “Ferarri” that the borrowers claimed was worth $45-50 million. The Company did not obtain an appraisal of the car prior to making the loan and, instead, relied on an appraisal furnished by the borrowers. Welkowitz died in December 2019, which was an event of default under the loan. After Welkowitz’s death, the Company discovered that the car was not a Ferrari worth $45-50 million but a replica that was later sold at auction for $209,000.

At the time the loan was made, the principal amount of the loan was equal to 4.25% of shareholders’ equity, which Driver considers to be a large loan. Based on documents reviewed by Driver and filed by the Company in connection with litigation pending in United States District Court, it appears that the loan was made to refinance two other loans that were already past due in order to have the liens on assets securing those loans released so the borrowers could sell that collateral. Based on Driver’s review of those documents, in Driver’s opinion, it seems obvious that the borrowers had a desperate need for cash and that need should have raised questions about the borrowers’ ability to repay any loan. In addition, in Driver’s opinion, the notion that borrowers so desperate for cash might also own a Ferrari worth $45-50 million is highly dubious at best.

Driver is unaware that the Company has any special expertise or experience in lending against rare and (allegedly) extremely valuable automobiles and, as such, is appalled that the Company does not have appear to any steps to independently verify that the car was worth $45-50 million or that it was even a Ferrari. Driver believes that the failure to independently verify that the collateral was what it was purported to be constitutes a serious failure of risk management and judgment.

Furthermore, it does not appear that the Board has taken any steps to hold Mr. Kauffman, who was the Company’s Executive Vice President and Chief Operating Officer, as well as the President and Chief Executive Officer of the Company’s banking subsidiary, PeoplesBank, a Codorus Valley Company (the “Bank”), Amy Doll, who was the Bank’s Chief Lending Officer and intimately involved in making the loan, or any other members of management accountable for that failure of risk management and judgment. Rather, Mr. Kauffman and Ms. Doll received cash bonuses of $78,044 and 36,713 for 2020, the same year that the Company charged off almost all of the approximately $8 million still owing on the loan.

Pursuant to Pennsylvania law, Driver, as a shareholder of the Company, has the right to demand to inspect the Company’s books and records in order to make its own determination as to whether the Company is being properly managed. On March 8, 2022, Driver made a demand to inspect certain of the Company’s books and records in order to uncover more details surrounding the Fake Ferrari Loan and review the minutes of the meetings of any loan, credit, risk or similar committee where the Fake Ferrari Loan was approved. By letter dated March 15, 2022, the Company refused to permit Driver to inspect the demanded books and records. On March 17, 2022, Driver filed a complaint (in a case captioned Driver Opportunity Partners I LP v. Codorus Valley Bancorp, Inc., Case No. 1:22-cv-00399-YK) in the United States District Court for the Middle District of Pennsylvania in order to enforce its rights to inspect the Company’s books and records.

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Nominees’ Intentions

If elected, the Nominees intend to thoroughly examine, review and assess the Company’s financial condition, prospects, business strategy, underwriting policies and practices, risk management policies and practices, executive compensation arrangements and corporate governance. In particular, the Nominees intend to thoroughly examine the circumstances surrounding the Welkowitz Loan to, among other things, (i) determine if the loss the incurred as a result of the Welkowtiz Loan represents systemic weaknesses in the Company’s risk management practices and procedures, as well as a fundamental lack of Board oversight and (ii) whether action should be taken against any of the individuals involved in originating, approving or reviewing the Welkowitz Loan. In addition, if elected, the Nominees intend to thoroughly assess the competence of the Company’s executive management team. Following such examination and assessment, the Nominees may take such actions and advocate for such changes as they may determine are in the best interest of the Company and its shareholders, which actions and changes may include:

•	Bringing claims against current and former directors for breach of fiduciary duty relating to the Welkowitz Loan;

•	Terminating (potentially for cause) Mr. Kauffman, Ms. Doll, Diane Baker, the Chief Risk Officer of the Bank, and, to the extent they are still employed by the Company or the Bank, the person who served as chief credit officer (or held a similar function) at the time the Welkowitz Loan was made;

•	Bringing claims to “claw back” amounts paid to executives relating to incentive payments made based on pre-provision income to reflect credit costs suffered by shareholders;

•	Revising the Company’s incentive compensation arrangements to align management and shareholders’ interests;

•	Strengthening risk management policies and practices; and

•	Establishing a Board committee charged with oversight of risk management.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of stockholders. We believe that the terms of two (2) Class B directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our two (2) Nominees, John E. Kiernan and A. Dwight Utz, each of whom is independent of the Company, in opposition to the Company’s two (2) director nominees for terms ending in 2025.

Your vote to elect the Nominees will have the legal effect of replacing two (2) incumbent directors of the Company with the Nominees. If elected, the Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, or offices for the past five (5) years of each of the Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

John E. Kiernan, 54, is the Chief Executive Officer and President of Alico, Inc. (“Alico”) (NASDAQ: ALCO), the largest citrus producer in the U.S., since July 2019, and has served on the board of directors of Alico, since February 2020. Previously, Mr. Kiernan served as Executive Vice President and Chief Financial Officer of Alico, from 2015 to June 2019. Prior to Alico, Mr. Kiernan served as the Chief Financial Officer and Treasurer of Greenwich Associates LLC, a private research-based consulting firm serving the financial services industry, from 2011 to 2015. Prior to that, Mr. Kiernan served as the Treasurer and Senior Vice President for Capital Markets & Risk Management for Global Crossing Ltd., a telecommunications company, before its sale to Level 3 Communications, Inc., from 2009 to 2011. Mr. Kiernan held several roles at Misys Group Ltd., a financial services firm, such as Vice President of Investor Relations, from 2008 to 2009, Interim Treasurer in 2008, and Vice President of Strategy & Corporate Development, from 2007 to 2008. Earlier in his career, Mr. Kiernan served as a Director of Corporate Development at International Business Machines Corporation (NYSE: IBM), a multinational technology corporation, from 2006 to 2007, Managing Director at Susquehanna International Group, LLP, a global quantitative trading firm, in 2006, Managing Director at Bear Stearns Companies, Inc. (formerly NYSE: BSC), a global investment bank, from 1995 to 2006, and Chief Executive Officer of Alley Capital Partners, an investment firm, from 2000 to 2001. Mr. Kiernan has served as President and on the board of directors of the Camp Fire Conservation Fund, a membership organization for wildlife conservation, since April 2019. Additionally, Mr. Kiernan has served as an Executive Board member of Catholic Charities Community Services, Archdiocese of New York, which provides various professional human services throughout New York, since 2004, and as an Executive Board member of Boy Scouts of America, Westchester-Putnam Council, one of the largest scouting and youth development organizations, from 2003 to December 2020. Mr. Kiernan is a member of the New York State Bar and is a Certified Treasury Professional. Mr. Kiernan received a B.A. in Finance and History, summa cum laude, from Saint Vincent College, a J.D. from the University of Virginia School of Law, and an M.B.A. from the University of Virginia Darden Graduate School of Business Administration.

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Driver believes that Mr. Kiernan’s extensive knowledge of capital markets and significant experience in executive roles, coupled with his board experience, make him well qualified to serve on the Board

A. Dwight Utz, age 68, currently serves as Vice Chair on the board of directors of Central Penn College, a private for-profit college, since 2016. Previously, Mr. Utz served as President and Chief Executive Officer of PeoplesBank, a subsidiary of Codorus Valley Bancorp., Inc. (NYSE: CVLY) (“Codorus Valley Bancorp”), from 2016 to February 2018, Executive Vice President and Chief Operating Officer of Codorus Valley Bancorp, from 2015 to 2016, and Chief Operating Officer of PeoplesBank, from 2016 to 2016. Prior to that, Mr. Utz served as President of VantageSouth Bancshares, Inc. (formerly NYSE: VSB), the holding company of VantageSouth Bank, a community bank based in Raleigh, North Carolina, in 2013. Mr. Utz served as President and Chief Executive Officer of East Carolina Bancorp, Inc. (formerly NYSE MKT: ECBE), the holding company for The East Carolina Bank that was acquired by VantageSouth Bancshares, Inc. in 2013, and The East Carolina Bank, a state chartered, independent, community bank, from 2009 to 2013. Mr. Utz served as Executive Vice President and Chief Retail Officer at MidSouth Bancorp, Inc., the holding company for MidSouth Bank, N.A., and MidSouth Bank, N.A., a community bank, from 2001 to 2009. Mr. Utz also served as a Retail Financial Services Consultant at Contempo Design Company, an organization specializing in retail environments and design for the financial services industry, from 2000 to 2001. Mr. Utz served as Corporate Vice President, Director Branch Network Re-Engineering at PNC Financial Services Group, Inc. (NYSE: PNC), a bank holding company and financial services corporation, from 1997 to 2000, and as Corporate Vice President, Manager Line of Business Human Resources, from 1995 to 1997. Mr. Utz held various roles at CCNB Bank N.A., a multi-bank holding company, which PNC BANK Corporation purchased in 1993, including Senior Vice President, Regional Market Executive, from 1993 to 1995, Vice President, PNC Bank Integration Manager in 1993, and Vice President, Human Resources Group Manager, from 1981 to 1992. Earlier in his career, Mr. Utz held several administrative roles, from 1972 to 1981. Mr. Utz served on the boards of directors of each of Salvosa Group Inc., a community bank investment group, from September 2020 to September 2021, PeoplesBank, from March 2016 to February 2018, as Chairman of VantageSouth Bank in 2013, and East Carolina Bancorp, Inc., from 2009 to 2013. Mr. Utz is a former member of the Independent Community Bankers Association, a trade association, from approximately January 2005 to January 2018 and the Pennsylvania Bankers Association, a trade association, from January 2015 to January 2018. Mr. Utz also served as member of each of the Federal Reserve Board of Philadelphia, a member of the Federal Reserve System, on its Community Depository Advisory Council, from December 2017 to January 2018, the Pennsylvania Association of Community Bankers, an association to represent the interests of Pennsylvania’s community banks, on its Strategic Planning Committee, from September 2015 to January 2018 and the North Carolina Bankers Association, a trade organization representing members of North Carolina’s banking community, where he also served on its board of directors, from approximately January 2010 to January 2013. Mr. Utz received an Associate’s Degree in Business Administration from Central Penn College and a Graduate Degree from the University of Delaware, Stonier Graduate School of Banking.

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Driver believes that Mr. Utz’s extensive experience in the banking industry and familiarity with Company as its former President and Chief Executive Officer, make him well qualified to serve on the Board.

Mr. Keirnan’s principal business address is 110 Croton Avenue, Mount Kisco, New York 10549. Mr. Utz’s principal business address is 10 Wineberry Drive Mechanicsburg, Pennsylvania 17055.

As of •, 2022, none of Mr. Kiernan or Mr. Utz own any shares of Common Stock.

Each Nominee may be deemed to be a member of the Group for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Nominee specifically disclaims beneficial ownership of shares of Common Stock that he or she does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Nominees and the members of the Group, please see Schedule I.

Driver has signed separate letter agreements (the “Indemnification Agreements”) with each of the Nominees pursuant to which it and its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected

On February 2, 2022, the members of the Group entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) pursuant to which, among other things, (i) the members of the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) the Group agreed to solicit proxies or written consents for the election of the Nominees to the Board at the Annual Meeting, (iii) each of the Nominees agreed to provide Driver advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of the Company of which he has, or would have, direct or indirect beneficial ownership so that Driver has an opportunity to review the potential implications of any such transaction in the securities of the Company and pre-clear any such potential transaction in the securities of the Company by the Nominees, (iv) each of the Nominees agreed that he or she shall not undertake or effect any purchase, sale, acquisition or disposal of any securities of the Company without the prior written consent of Driver, and (v) Driver agreed to pay directly all pre-approved expenses in connection with the solicitation for the election of the Nominees at the Annual Meeting.

Other than as stated herein, there are no arrangements or understandings between the members of the Group or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

16

Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would, in our view, qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, no director of an NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, if the Nominees are elected, the determination of the Nominees’ independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or, for good cause, will not serve, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and shares of Common Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL 2

ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement shareholders will be asked to vote on an advisory, non-binding resolution to approve the compensation paid to NEOs.. This advisory vote, commonly referred to as a “say-on-pay” vote, gives shareholders the opportunity to endorse, or not endorse, the compensation of NEOs annually.

The Board will be asking shareholders to vote in favor of the following non-binding resolution:

“RESOLVED, that the shareholders of Codorus Valley Bancorp, Inc. approve the compensation of the Corporation’s Named Executive Officers, as disclosed in [the Company’s] Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

WE URGE YOU TO VOTE “AGAINST” THE NON-BINDING ADVISORY PROPOSAL

ON THE COMPANY’S EXECUTIVE COMPENSATION

As noted above in “REASONS FOR THE SOLICITATION,” Driver believes that compensating NEOs based on pre-provision income creates an incentive for NEOs to take inappropriate risks when making or approving loans since pre-provision income is income before provision for loan losses—effectively, income before the costs of loans going bad. Driver further believes that compensating NEOs based on pre-provision income creates an inherent conflict of interests between NEOs, who have an incentive to make more loans, and shareholders, who bear the costs if those loans are not repaid.

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OTHER PROPOSALS

Based on information contained, and as more fully described, in the Company’s proxy statement, shareholders will be asked to approve two amendments to the Company’s employee stock purchase plan. Based on information contained in the Company’s proxy statement, the Board is recommending that shareholders vote FOR this proposal, which we refer to as Proposal 3. Driver makes no recommendation on this matter.

Based on information contained, and as more fully described, in the Company’s proxy statement, shareholders will be asked to ratify the appointment of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Based on information contained in the Company’s proxy statement, the Board is recommending that shareholders for FOR the ratification of Crowe as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, which we refer to as Proposal 4. Driver makes no recommendation on this matter.

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VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Based on publicly available information, Driver believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, AGAINST Proposal 2 and will ABSTAIN from voting on Proposals 3 and 4, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum. Withheld votes (in the case of the election of directors), abstentions and broker non-votes will all be counted for purposes of determining whether a quorum is present.

Please note that if you hold your shares in a stock brokerage account, your broker may not be able to vote your shares of Common Stock (a “broker non-vote”) unless you provide voting instructions to your broker. You should instruct your broker to vote your shares by following the instructions provided by the broker when it sends this Proxy Statement to you. You may not vote shares held in street name by returning a proxy card directly to the Company or by voting in person at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker, trustee or other nominee.

If you hold your shares in “street name” and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Annual Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your broker is a member. These rules generally prohibit a broker from exercising discretionary voting authority on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on these rules. However, in the case of meetings involving contested director elections, these rules generally prohibit a broker from exercising discretionary authority with respect to any proposals to be voted on at such meetings, whether routine or not. As a result, brokers subject to these rules generally will not be permitted to vote shares held by a beneficial holder at the Annual Meeting without instructions from that beneficial holder as to how to the shares are to be voted. Any shares held by such a broker who has not received instructions from the beneficial owner as to how such shares are to be voted will have no effect on the outcome of Proposals 1, 2, 3 or 4, but the shares will be counted for establishing the presence of a quorum. It is therefore very important that you instruct your broker on how to vote shares that you hold in street name.

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VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the information contained in the Company’s Proxy Statement directors will be elected by a plurality of votes cast in connection with the election of directors. “Plurality” means that the two nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. Votes that are withheld, broker non-votes or shares that are not voted will have no effect on the outcome of the election of directors. Shareholders are not entitled to cumulative voting in the election of directors.

Approval of Non-Binding Advisory Proposal on Executive Compensation – According to the information contained in the Company’s Proxy Statement, approval of the non-binding advisory proposal on our executive compensation requires the affirmative vote of holders of a majority of the Common Stock having voting power, present, in person (virtually) or by proxy. Abstentions that are counted only for purposes of determining a quorum will have the effect of a vote against this proposal, and broker non-votes will have no effect on this proposal.

Other Proposals – According to the information contained in the Company’s Proxy Statement, the affirmative vote of holders of a majority of the Common Stock having voting power, present, in person (virtually) or by proxy, is required to approve Proposal 3. According to the information contained in the Company’s proxy statement, the affirmative vote of holders of a majority of the Common Stock having voting power, present, in person (virtually) or by proxy, is required to approve Proposal 4. Abstentions that are counted only for purposes of determining a quorum will have the effect of a vote against this proposal, and broker non-votes will have no effect on this proposal. If shareholders at the Annual Meeting do not approve Proposal 4, the Audit Committee may reconsider its selection of Crowe, but no determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment of Crowe.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 105 Leader Heights Road, York, Pennsylvania 17405 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Driver in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Saratoga may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Driver. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Members of Driver have entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $•, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Driver has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Driver will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 20 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Driver. Costs of this solicitation of proxies are currently estimated to be approximately $• (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Driver estimates that through the date hereof its expenses in connection with this solicitation are approximately $•. To the extent legally permissible, if Driver is successful in its proxy solicitation, Driver intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Driver does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Driver Management, Partners, J. Abbott R. Cooper and the Nominees are participants in this solicitation. The principal business of Driver is serving as the general partner of Partners and managing certain other investments on behalf of separately managed accounts and other investment vehicles. The principal business of Partners is investing in securities. The principal occupation of Mr. Cooper is serving as the managing member of Driver.

The address of the principal office of each of Driver Management, Partners and Mr. Cooper is 250 Park Avenue, 7th Floor, New York, New York 10177.

As of •, 2022, Partners directly beneficially owns 640,880 shares of Common Stock (representing approximately 6.8% of the outstanding shares of Common Stock). Driver Management, as the general partner of Partners, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Partners. Mr. Cooper, as the managing member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Partners.

Each participant in this solicitation is a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act. The Group may be deemed to beneficially own the 640,880 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock that he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

22

The shares of Common Stock purchased by Partners were purchased with working capital and without the use of any margin loans. The shares of Common Stock purchased in the certain managed account were purchased with working capital and without the use of any margin loans.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

Except as otherwise set forth in this proxy statement, there are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

Partners is currently a plaintiff in litigation against the Company in a case captioned Driver Opportunity Partners I LP v. Codorus Valley Bancorp, Inc., Civil Action No. 2021-SU-002359 in the Court of Common Pleas of York County, Pennsylvania, Civil Division-Law

Partners is currently a plaintiff in litigation against the Company in a case captioned Driver Opportunity Partners I LP v. Codorus Valley Bancorp, Inc., Case No. 1:22-cv-00399-YK pending in United States District Court for the Middle District of Pennsylvania.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Driver is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Driver is not aware of at a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2023 ANNUAL MEETING

The following information regarding shareholder proposals and nominations for the Company’s 2023 Annual Meeting of Shareholders is taken from the Company’s Proxy Statement:

In order for a shareholder to include a proposal in the Company’s Proxy Statement for presentation at the 2023 Annual Meeting of Shareholders, the proposal must be received by the Corporation at its principal executive offices c/o Timothy J. Nieman, Esq., Corporate Secretary, Codorus Valley Bancorp, Inc., 105 Leader Heights Road, York, Pennsylvania 17403, no later than [●]. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. If a shareholder proposal is submitted to the Corporation after [●], it will not be included in the Corporation’s 2023 Proxy Statement.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the next Annual Meeting, the Bylaws require shareholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in Section 2.6(b) of the Bylaws, must be given not fewer than ninety (90) days nor greater than one hundred twenty (120) days before the first anniversary of the date of the Company’s proxy statement release to shareholders in connection with the preceding year’s annual meeting; provided, however, that if the Company did not hold an annual meeting the preceding year or if the date of the annual meeting is changed by more than thirty (30) days from the date of the preceding year’s annual meeting, to be timely, notice by the shareholder must be made not later than the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the date of the annual meeting (or, if later the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting). If notice is not received by the Company within this timeframe, the Company will consider such notice untimely. Under Rule 14a-4(c)(1) of the Exchange Act, if any shareholder proposal intended to be presented at the Annual Meeting without inclusion in the Company’s proxy statement is received within the required timeframe and is properly presented, then a proxy will have the ability to confer discretionary authority to vote on the proposal.

Article 10, Section 10.1 of the Bylaws requires that nominations for election as a director be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a shareholder’s notice must be delivered to or received at the principal executive office of the Company at least ninety (90) days prior to the first anniversary of the date that the Company’s proxy statement is released to shareholders in connection with the preceding year’s annual meeting; provided, however, that if the Company did not hold an annual meeting the preceding year or if the date of the annual meeting is changed by more than thirty (30) days from the date of the preceding year’s annual meeting, to be timely, notice by the shareholder must be made not later than the ninetieth (90th) day nor earlier than the one hundred twentieth (120th) day prior to the date of the annual meeting (or, if later the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting). The notice must provide the specific information required by Section 10.1 of the Bylaws. The Board is required to determine whether nominations have been made in accordance with the requirements of the Bylaws. If the Board determines that a nomination was not made in accordance with the Bylaws, the shareholder may be given an opportunity to cure any deficiency in accordance with the Bylaws.

24

The information set forth above regarding the procedures for submitting shareholder proposals and nominations for the Company’s 2023 Annual Meeting of Shareholders is taken from the Company’s Proxy Statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by Driver that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

DRIVER MANAGEMENT COMPANY LLC •, 2022

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company

DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

DRIVER OPPORTUNITY PARTNERS I LP

Purchase of Common Stock	4,431	05/07/2021
Purchase of Common Stock	2,449	05/10/2021
Purchase of Common Stock	3478	05/11/2021
Purchase of Common Stock	10,636	05/12/2021
Purchase of Common Stock	800	05/13/2021
Purchase of Common Stock	500	05/17/2021
Purchase of Common Stock	18,973	05/20/2021
Purchase of Common Stock	13,122	05/24/2021
Purchase of Common Stock	42,687	05/25/2021
Purchase of Common Stock	11,965	06/01/2021
Purchase of Common Stock	3,806	06/02/2021
Purchase of Common Stock	7,046	06/16/2021
Purchase of Common Stock	18,550	06/17/2021
Purchase of Common Stock	35,393	06/18/2021
Purchase of Common Stock	18,372	06/21/2021
Purchase of Common Stock	22,452	06/22/2021
Purchase of Common Stock	1,541	06/23/2021
Purchase of Common Stock	238,965	06/25/2021
Purchase of Common Stock	13,836	06/28/2021
Purchase of Common Stock	10,401	06/30/2021
Purchase of Common Stock	13,500	07/01/2021
Purchase of Common Stock	8,266	07/02/2021
Purchase of Common Stock	20,833	07/06/2021
Purchase of Common Stock	25,000	07/23/2021

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SCHEDULE II

The following table is reprinted from the preliminary proxy statement filed by Codorus Valley Bancorp, Inc. with the Securities and Exchange Commission on March 16, 2022.

Beneficial Ownership of Executive Officers and Directors

The following table sets forth, as of [March 14], 2022, and from information supplied by the respective persons, the amount and the percentage, if over 1%, of the Common Stock beneficially owned by each director, each nominee for director, each of the named executive officers and all executive officers and directors of the Corporation as a group.

Name of Individual or Identity of Group	A mount and Nature of Beneficial Ownership(1)		Percent of Class
Directors and Nominees
Sarah M. Brown	3,452		*
Brian D. Brunner	43,047	(2)	*
Keith M. Cenekofsky, CPA	1,006		*
Cynthia A. Dotzel, CPA	55,442	(3)	*
John W. Giambalvo, Esq.	35,804	(4)	*
Jeffrey R. Hines, P.E.	16,770	(5)	*
Craig L. Kauffman	26,239	(6)	*
J. Rodney Messick	5,648		*

Named Executive Officers

Larry D. Pickett, CPA	6,305	(7)	*
Diane E. Baker, CPA	35,036	(8)	*
Amy L. Doll	25,919	(9)	*

All Executive Officers and Directors as a Group (18 persons)	355,099		3.71%

*	Indicates beneficial ownership of less than 1%.

(1)

Unless otherwise indicated, to the knowledge of the Corporation, all persons listed have sole voting and investment power with respect to their shares of Corporation common stock, except to the extent authority is shared by spouses under applicable law. Fractional shares beneficially owned by such individuals have been rounded down to the number of whole shares beneficially owned. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of March 14, 2022 (“presently exercisable stock options”).

(2)	Includes 36,320 shares held jointly with Mr. Brunner’s spouse.
(3)	Includes 7,398 shares issuable pursuant to presently exercisable stock options.
(4)	Includes 6,037 shares held in a profit sharing plan for his benefit.
(5)	Includes 3,964 shares held jointly with Mr. Hines’ spouse, 1,785 shares held by his spouse and 9,462 shares issuable pursuant to presently exercisable stock options.
(6)	Includes 3,399 shares of unvested restricted stock and 15,214 shares held in Mr. Kauffman’s IRA.
(7)	Includes 800 shares held jointly with Mr. Pickett’s spouse, 1,583 shares of unvested restricted stock.
(8)	Includes 1,670 shares of unvested restricted stock and 17,231 shares issuable pursuant to presently exercisable stock options.
(9)	Includes 1,670 shares of unvested restricted stock and 17,160 shares issuable pursuant to presently exercisable stock options.

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Driver urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees.

Registered Owners

If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Driver, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	Via the Internet at www.cesvote.com at any time prior to 11:59 p.m. Eastern Time on •, 2022 and follow the instructions provided on the WHITE proxy card; or

•	By telephone, by calling 1 (888) 693-8683 at any time prior to 11:59 p.m. Eastern Time on •, 2022, and follow the instructions provided on the WHITE proxy card.

Beneficial Owners

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

Beneficial owners may vote either by the Internet or toll-free telephone. Please refer to the enclosed instructions on how to vote by Internet or telephone. You may also vote by signing, dating and returning the enclosed WHITE voting instruction form.

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Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three (3) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of Driver’s proxy materials,

please contact Saratoga at the phone numbers listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

DATED MARCH 21, 2022

CODORUS VALLEY BANCORP, INC.

2022 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DRIVER MANAGEMENT COMPANY

LLC AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION

(COLLECTIVELY, “DRIVER”)

THE BOARD OF DIRECTORS OF CODORUS VALLEY BANCORP, INC.

IS NOT SOLICITING THIS PROXY

P          R         O         X         Y

The undersigned appoints J. Abbott R. Cooper and John Ferguson, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Codorus Valley Bancorp, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Shareholders of the Company scheduled to be held on •, 2022 at • •.m., local time, at • (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Driver a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2 AND WILL ABSTAIN FROM VOTING ON PROPOSAL 3 AND PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Driver’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

•

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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WHITE PROXY CARD

☒ Please mark vote as in this example

DRIVER STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL” ON PROPOSAL 1 AND “AGAINST” PROPOSAL 2. DRIVER EXPRESSES NO OPINION ON PROPOSALS 3 AND 4.

1.	Driver’s proposal to elect John E. Kiernan and A. Dwight Utz as Class B directors of the Company to serve until the 2025 Annual Meeting of Stockholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	John E. Kiernan A. Dwight Utz	☐	☐	☐ ________________ ________________

Driver does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, Driver has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

If no direction is indicated with respect to the election of directors, Driver intends to use this proxy to vote “FOR” Mr. Kiernan and Mr. Utz. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if Driver’s Nominees are elected.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s).

2.	The Company’s proposal to approve an advisory, non-binding resolution regarding executive compensation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

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WHITE PROXY CARD

3.	The Company’s proposal to approve amendments to the Company’s Inc. Employee Stock Purchase Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	The Company’s proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: _________________________________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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